Gloucester County Federal Savings Bank
                       (Gateway Community Financial Corp.)
                                     4/27/07
                  PROPOSED MAILING AND INFORMATIONAL MATERIALS
                                      INDEX
                                      -----

1.   Dear Depositor Letter*

2.   Dear Friend Letter - Eligible Account Holders who are no longer Depositors*

3.   Dear Potential Investor Letter*

4. Dear Customer Letter - Used as a Cover Letter for States Requiring "Agent" Mailing*

5.   Stock Q&A (page 1 of 4)*

6.   Stock Q&A (page 2 of 4)*

7.   Stock Q&A (page 3 of 4)*

8.   Stock Q&A (page 4 of 4)*

9.   Stock Order Form (page 1 of 2)*

10.  Stock Order Form Certification (page 2 of 2)*

11.  Top of Stock Order Form*

12.  Stock Order Form Guidelines*

13.  OTS Guidance Letter*

14.  Invitation Letter - Informational Meetings

15. Dear Subscriber/Acknowledgment Letter - Initial Response to Stock Order Received

16.  Dear Shareholder - Confirmation Letter

17.  Dear Interested Investor - No Shares Available Letter

18.  Welcome Shareholder Letter - For Initial Certificate Mailing

19.  Dear Interested Subscriber Letter - Subscription Rejection

20.  Letter for Sandler O'Neill Mailing to Clients*




         -----------------------------------------------------------
         *Accompanied by a Prospectus
         -----------------------------------------------------------
         1 through 13:     Produced by the Financial Printer
         14 through 20:    Produced by the Conversion Center
         -----------------------------------------------------------

                       [Gateway Community Financial Corp.]


Dear Depositor:

Gateway Community Financial Corp., the holding company for Gloucester County Federal Savings Bank, is offering shares of its common stock for sale in a minority stock offering. We are raising capital to support Gloucester County Federal Savings Bank's future growth.

As a qualifying account holder, you may take advantage of your nontransferable rights to subscribe for shares of Gateway Community Financial Corp. common stock on a priority basis, before any potential offering to the general public. The enclosed prospectus describes the stock offering and the operations of Gloucester County Federal Savings Bank, Gateway Community Financial Corp. and Gateway Community Financial, MHC. If you wish to subscribe for common stock, please complete the stock order and certification form and return it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Gloucester County Federal Savings Bank) to Gateway Community Financial Corp. You may deliver your stock order form by mail using the enclosed postage-paid "STOCK ORDER RETURN" envelope or by overnight delivery to the stock information center address indicated on the front of the stock order form. Hand delivery of stock order forms may be made only to the stock information center located at 381 Egg Harbor Rd., Sewell, NJ. Stock order forms
                                                               -----------------
will not be accepted at any of our branch offices. Your order must be physically
-------------------------------------------------
received (not postmarked) by Gloucester County Federal Savings Bank no later than x:00 p.m., Eastern time, on Xxxxxx, June xx, 2007. Please read the prospectus carefully before making an investment decision.

If you wish to use funds in your IRA at Gloucester County Federal Savings Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than Gloucester County Federal Savings Bank. However, if you intend to use other funds to subscribe for common stock due to your eligibility as an IRA account holder, you need not close and transfer the IRA account. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our stock information center at 856-269-9985, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.

                                        Sincerely,

                                        Robert C. Ahrens
                                        President and Chief Executive Officer

The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                       [Gateway Community Financial Corp.]


Dear Friend of Gloucester County Federal Savings Bank:

Gateway Community Financial Corp., the holding company for Gloucester County Federal Savings Bank, is offering shares of its common stock for sale in a minority stock offering. We are raising capital to support Gloucester County Federal Savings Bank's future growth.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Gateway Community Financial Corp. common stock on a priority basis, before any potential offering to the general public. The enclosed prospectus describes the stock offering and the operations of Gloucester County Federal Savings Bank, Gateway Community Financial Corp. and Gateway Community Financial, MHC. If you wish to subscribe for common stock, please complete the stock order and certification form and return it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Gloucester County Federal Savings Bank) to Gateway Community Financial Corp. You may deliver your stock order form by mail using the enclosed postage-paid "STOCK ORDER RETURN" envelope or by overnight delivery to the stock information center address indicated on the front of the stock order form. Hand delivery of stock order forms may be made only to the stock information center located at 381 Egg Harbor Rd., Sewell, NJ. Stock order forms
                                                               -----------------
will not be accepted at any of our branch offices. Your order must be physically
-------------------------------------------------
received (not postmarked) by Gloucester County Federal Savings Bank no later than x:00 p.m., Eastern time, on Xxxxxx, June xx, 2007. Please read the prospectus carefully before making an investment decision.

If you have any questions after reading the enclosed material, please call our stock information center at 856-269-9985, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.

                                         Sincerely,

                                         Robert C. Ahrens
                                         President and Chief Executive Officer




The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

##

                       [Gateway Community Financial Corp.]


Dear Potential Investor:

We are pleased to provide you with the enclosed material in connection with the stock offering by Gateway Community Financial Corp. We are raising capital to support Gloucester County Federal Savings Bank's future growth.

This information packet includes the following:

        PROSPECTUS: This document provides detailed information about the operations of Gloucester County Federal Savings Bank, Gateway Community Financial Corp. and Gateway Community Financial, MHC and the proposed stock offering by Gateway Community Financial Corp. Please read it carefully before making an investment decision.

        STOCK ORDER & CERTIFICATION FORM: Use this form to subscribe for common stock and return it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Gloucester County Federal Savings Bank), to Gateway Community Financial Corp. You may deliver your stock order form by mail using the enclosed postage-paid "STOCK ORDER RETURN" envelope or by overnight delivery to the stock information center address indicated on the front of the stock order form. Hand delivery of stock order forms may be made only to the stock information center located at 381 Egg Harbor Rd., Sewell, NJ. Stock order forms will not be accepted at any of our branch
                     -----------------------------------------------------------
        offices.  Your order must be  physically  received (not  postmarked)  by
        ------
        Gloucester County Federal Savings Bank no later than 4:00 p.m., Eastern time, on Xxxxxx, June xx, 2007.

We are pleased to offer you this opportunity to become one of our shareholders. If you have any questions regarding the stock offering or the prospectus, please call our stock information center at 856-269-9985, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time

                                         Sincerely,

                                         Robert C. Ahrens
                                         President and Chief Executive Officer

The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                       [Sandler O'Neill & Partners, L.P.]


Dear Customer of Gloucester County Federal Savings Bank:

At the request of Gloucester County Federal Savings Bank and its holding company, Gateway Community Financial Corp., we have enclosed material regarding the offering of common stock by Gateway Community Financial Corp. These materials include a prospectus and a stock order form, which offer you the opportunity to subscribe for shares of common stock of Gateway Community Financial Corp.

Please read the prospectus carefully before making an investment decision. If you decide to subscribe for shares, you must return the properly completed and signed stock order form and signed certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Gloucester County Federal Savings Bank) to Gateway Community Financial Corp. You may deliver your stock order form by mail using the enclosed postage-paid "STOCK ORDER RETURN" envelope or by overnight delivery to the stock information center address indicated on the front of the stock order form. Hand delivery of stock order forms may be made only to the stock information center located at 381 Egg Harbor Rd., Sewell, NJ. Stock order forms
                                                               -----------------
will not be accepted at any of our branch offices. Your order must be physically
-------------------------------------------------
received (not postmarked) by Gloucester County Federal Savings Bank no later than x:00 p.m., Eastern time, on Xxxxxx, June xx, 2007. If you have any questions after reading the enclosed material, please call the stock information center at 856-269-9985, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time and ask for a Sandler O'Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

                                         Sandler O'Neill & Partners, L.P.







The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosures

Questions & Answers About the Stock Issuance
Gateway Community Financial Corp.

Questions & Answers
About the Stock Issuance

Gateway Community Financial Corp., the holding company for Gloucester County Federal Savings Bank, is offering shares of its common stock for sale in a minority stock offering. We are raising capital to support Gloucester County Federal Savings Bank's future growth.

Effect on Deposits and Loans

Q.   Will the offering affect any of my deposit accounts or loans?

A. No. The offering will have no effect on the balance or terms of any deposit account. Your deposits will continue to be federally insured to the fullest extent permissible by law. The terms, including interest rate, of your loans with us will also be unaffected by the offering.

About The Common Stock

Investment in common stock  involves  certain  risks.  For a discussion of these
risks  and  other  factors,   investors  are  urged  to  read  the  accompanying
prospectus, particularly the section entitled "Risk Factors".

Q.   Who can purchase stock?

A. The common stock of Gateway Community Financial Corp. will be offered in the Subscription Offering in the following order of priority:

     1. Eligible Account Holders - depositors of Gloucester County Federal Savings Bank with accounts totaling $50 or more on the close of business December 31, 2005;

     2.   Gloucester County Federal Savings Bank Employee Stock Ownership Plan;

     3. Supplemental Eligible Account Holders - depositors of Gloucester County Federal Savings Bank with accounts totaling $50 or more on the close of business March 31, 2007.

     Upon completion of the subscription offering, common stock that is not sold in the subscription offering, if any, will be offered first to certain members of the general public in a community offering and then, to the extent any shares remain, to the general public in a syndicated community offering and/or an underwritten public offering.

Q.   Am I guaranteed to receive shares by placing an order?

A. No. It is possible that orders received during the offering period will exceed the number of shares being sold. Such an oversubscription would result in shares being allocated among subscribers starting with subscribers who are Eligible Account Holders. If the offering is oversubscribed in the subscription offering, no orders received in the community offering will be filled.

Q.   Will any account I hold with the Bank be converted  into stock?

A.   No. All accounts remain as they were prior to the offering.

Q.   How many shares of stock are being offered,  and at what price?

A. Gateway Community Financial Corp. is offering for sale up to 3,105,000 shares of common stock at a subscription price of $10 per share. Under certain circumstances, Gateway Community Financial Corp., may increase the maximum and sell up to 3,570,750 shares.

Q.   How much stock can I purchase?

A. The minimum purchase is $250 (25 shares). As more fully discussed in the plan of stock issuance described in the prospectus, the maximum purchase by any individual in the subscription or community offering is $150,000 (15,000 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $250,000 (25,000 shares) of common stock in the offering.

Q.   How do I order stock?

A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either by mail using the enclosed postage-paid "STOCK ORDER RETURN" envelope or by overnight delivery to the stock information center address indicated on the front of the stock order form. Hand delivery of stock order forms may be made only to the stock information center located at 381 Egg Harbor Rd., Sewell, NJ. Stock order forms will not be accepted at any of our branch
                   -------------------------------------------------------------
     offices.
     -------

Q.   How can I pay for my shares of stock?

A. You can pay for the common stock by check, cash, money order, or withdrawal from your deposit account or certificate of deposit at Gloucester County Federal Savings Bank. Withdrawals from a deposit account or a certificate of deposit at the Bank to buy common stock may be made without penalty. If you choose to pay by cash, you must deliver the stock order and certification form and payment in person to the main office of Gloucester County Federal Savings Bank and it will be exchanged for a bank check or money order. Please do not send cash in the mail.

Q. Can I borrow money from Gloucester County Federal Savings Bank to purchase the Bank's stock?

A. No. Regulations prohibit the Bank from making loans to individuals to purchase the Bank's stock. You may not submit a check, or authorize a withdrawal, from funds drawn on a Gloucester County Federal Savings Bank line of credit.

Q.   When is the deadline to subscribe for stock?

A. An executed stock order form with the required full payment must be physically received (not postmarked) by Gloucester County Federal Savings Bank no later than x:00 p.m., Eastern time, on Xxxxxx, June xx, 2007.

Q. Can I subscribe for shares using funds in my IRA at Gloucester County Federal Savings Bank?

A. Federal regulations do not permit the purchase of common stock with your existing IRA account at Gloucester County Federal Savings Bank. To use such funds to subscribe for common stock, you need to establish a "self directed" trust account with an unaffiliated trustee. However, if you intend to use other funds to subscribe for common stock due to your eligibility as an IRA account holder, you need not close and transfer the IRA account. Please call our stock information center if you require additional information. The transfer of such funds takes time, so please make arrangements as soon as possible.

Q. Can I subscribe for shares and add someone else who is not on my account to my stock registration?

A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights and could result in legal action against you.

Q.   Can I subscribe for shares in my name alone if I have a joint  account?

A.   Yes.

Q.   Will payments for common stock earn interest until the offering closes?

A. Yes. Any payment made in cash or by check or money order will earn interest at Gloucester County Federal Savings Bank's passbook savings rate from the date of receipt to the completion or termination of the offering. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the passbook rate on the account until the completion or termination of the offering.

Q.   Will dividends be paid on the stock?

A. Gateway Community Financial Corp. has not yet established a cash dividend policy or determined the amount that may be paid or when payments may begin.

Q.   Will my stock be covered by deposit insurance?

A.   No.

Q.   Where will the stock be traded?

A. Following the completion of the offering, our shares of common stock are expected to trade on the Nasdaq Global Market under the symbol "GCFC."

Q.   Can I change my mind after I place an order to subscribe for stock?

A.   No. After receipt, your order may not be modified or withdrawn.


Additional Information

Q.   What if I have additional questions or require more information?

A. Gateway Community Financial Corp.'s prospectus that accompanies this brochure describes the offering in detail. Please read the prospectus carefully before subscribing for stock. If you have any questions after reading the enclosed material, you may call our stock information center at 856-269-9985, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time. Additional material may only be obtained from the stock information center.

To ensure that each purchaser in the subscription and community offering receives a prospectus at least 48 hours before the applicable expiration date, in accordance with Rule 15c2-8 of the Securities Exchange Act of 1934, as amended, no prospectus will be mailed any later than five days prior to such date or hand delivered any later than two days prior to such date.

The shares of common stock offered in the offering are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

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                                                                              Gateway Community Financial
                                                                              Corp. [logo]
                                                                              Subscription & Community
                                                                              Offering
                                                                              Stock Order Form
                                                                        Gloucester County Federal Savings     Expiration Date
                                                                                      Bank
                                                                            Stock Information Center      for Stock Order Forms:
                                                                               381 Egg Harbor Road         Xxxxxx, June xx, 2007
                                                                                 Sewell, NJ 08080         x:00 p.m., Eastern time
                                                                                  (856) 269-9985         (received not postmarked)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              IMPORTANT: A properly completed original stock
                                                                              order form must be used to subscribe for common
                                                                              stock. Copies of this form are not required to
                                                                              be accepted. Please read the Stock Ownership
                                                                              Guide and Stock Order Form Instructions as you
                                                                              complete this form.
------------------------------------------------------------------------------------------------------------------------------------
      (1) Number of Shares      Subscription    (2) Total Payment Due          Minimum number of shares: 25 shares ($250.)
      --------------------                     -----------------------         Maximum number of shares: 15,000 shares ($150,000)
                                  Price                                        Maximum number of shares for associates or group:
      --------------------       X 10.00       -----------------------          25,000 shares ($250,000) See Instructions.
------------------------------------------------------------------------------------------------------------------------------------
  (3) Employee/Officer/Director Information
  [ ] Check here if you are an employee,  officer or director of Gloucester  County Federal Savings Bank or member of such person's immediate family living in the same household.
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  (4) Method of Payment by Check                                                                    |                  |
      Enclosed is a check, bank draft or money order payable to Gateway          Total Check Amount |   $              |
                                                     -------------------                            |                  |
      Community Financial  Corp. in the amount indicated in this box.                               |                  |
      -------------------------                                                                     |                  |
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   (5) Method of Payment by Withdrawal - The undersigned  authorizes  withdrawal from the following account(s) at Gloucester
       County Federal Savings Bank. There is no  early  withdrawal  penalty  for  this  form  of  payment.  Funds  in an
       Individual Retirement Accounts maintained at Gloucester County Federal Savings Bank cannot be used unless special transfer arrangements are made.
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                    Bank Use       |    Account Number(s) To Withdraw          |   |               $ Withdrawal Amount
-----------------------------------|-------------------------------------------|---|------------------------------------------------
                                   |                                           | $ |
-----------------------------------|-------------------------------------------|---|------------------------------------------------
                                   |                                           | $ |
-----------------------------------|-------------------------------------------|---|------------------------------------------------
  (6) Purchaser Information
       Subscription Offering - Check here and list account(s) below if you had:
       ---------------------
  [  ]   a. A  deposit  account(s)  totaling  $50 or more  on the  close  of  business December 31, 2005
            ("Eligible Account Holder").
  [  ]   b. A deposit  account(s)  totaling $50 or more on the close of business March 31, 2007 but are not an Eligible
            Account Holder (Supplemental Eligible Account Holder).
       Community Offering - Check here if you are:
       ------------------
  [  ]   c. A community member (Indicate county of residence in #9 below).
------------------------------------------------------------------------------------------------------------------------------------

PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
SEE REVERSE SIDE FOR ADDITIONAL SPACE.
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       Bank Use                    |      Account Number(s)                    |  Account Title (Name(s) on Account)
-----------------------------------|-------------------------------------------|----------------------------------------------------
                                   |                                           |
-----------------------------------|-------------------------------------------|----------------------------------------------------
                                   |                                           |
-----------------------------------|-------------------------------------------|----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                ------------------------------------
  (7) Form of Stock Ownership &  SS# or Tax ID#:                                                | SS#/Tax ID#
  [ ] Individual  [ ] Joint Tenants  [ ] Tenants in Common  [ ] Fiduciary (i.e., trust,estate)  |___________________________________
  [ ] Uniform Transfers to Minors Act[ ] Company/Corporation/ [ ] IRA or other qualified plan   | SS#/Tax ID#
      (Indicate SS# of Minor only)       Partnership          (Both Tax ID# & SS# for only)     ____________________________________
                                                              Partnership IRAs)
------------------------------------------------------------------------------------------------------------------------------------

  (8) Stock Registration & Address:
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    Name and  address  to appear on stock certificate. Adding the names of other persons who are not owners of  your  qualifying account(s) will  result in the loss of your subscription rights.
------------------------------------------------------------------------------------------------------------------------------------
  Name:
------------------------------------------------------------------------------------------------------------------------------------
  Name
  Continued:
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  Mail to-
  Street:
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  City:                          ##                                       State:                   Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
  (9) Telephone          (   )      --                  (  )          --                   County of
      Daytime/Evening                                                                      Residence
------------------------------------------------------------------------------------------------------------------------------------

  (10) [ ]  NASD  Affiliation  -  Check  here  if  you  are a  member  of  the  (11) Associates/Acting in  Concert - Check  here
  National Association of Securities  Dealers,  Inc. ("NASD"),  a person        and complete the  reverse side of this form if you
  affiliated, or   associated, with a NASD member, (continued on reverse side)  or any  associates  or persons  acting in concert with you have submitted other orders for shares.
------------------------------------------------------------------------------------------------------------------------------------
  (12) Acknowledgement - To be effective, this stock order form must be properly completed  and  physically  received  (not postmarked)  by Gateway  Community Financial  Corp. no later than x:00 p.m.,  Eastern  time, on Xxxxxx,  June xx,
  2007,  unless  extended;  otherwise this stock order form and all subscription rights will be void.  The  undersigned agrees  that after  receipt by Gateway Community Financial Corp, this stock order form may not be modified, withdrawn or  canceled  without  Gateway  Community  Financial  Corp.'s  consent  and if authorization to withdraw from deposit accounts at Gloucester  County Federal Savings Bank has been given as payment for shares,  the amount  authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury,  I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form are true, correct and  complete  and  that  I am  not  subject  to  back-up  withholding.  It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and  conditions of the plan of stock issuance of Gateway
  Community  Financial  Corp.  described  in the  accompanying  prospectus.  The undersigned  hereby  acknowledges  receipt of
  the prospectus at least 48 hours   prior to execution and delivery of this stock order form to Gateway  Community
  Financial Corp.
                                                                                                                   _________________
  Federal  regulations  prohibit any person from transferring,  or entering into any  agreement,  directly or      |    Bank Use
  indirectly,  to transfer the legal or beneficial ownership of subscription  rights or the underlying             -----------------
  securities to the account of  another.   Gloucester  County  Federal  Savings  Bank,  Gateway  Community         |      |
  Financial Corp. and Gateway Community  Financial,  MHC will pursue any and all legal and equitable remedies      |      |
  in the event they become aware of the transfer of subscription  rights and will not honor  orders  known by      |      |
  them to involve such transfer.  Under  penalty of perjury,  I certify that I am  purchasing  shares              -----------------
  solely  for my  account  and  that  there  is no  agreement  or  understanding regarding  the sale or transfer   |
  of such shares,  or my right to subscribe for shares.                                                            |
-------------------------------------------------------------------------------------------------------------------|
  Signature                                      Date            Signature                         Date            |
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                     SIGNATURE REQUIRED ON REVERSE SIDE ALSO

  ------------------------------------------------------------------------------
  Item (6) Purchaser Account Information continued:
  ------------------------------------------------------------------------------
      Bank Use           Account Number(s)    Account Title (Name(s) on Account)
  ----------------- ----------------------- ------------------------------------

  ----------------- ----------------------- ------------------------------------

  ----------------- ----------------------- ------------------------------------

  ----------------- ----------------------- ------------------------------------
  ------------------------------------------------------------------------------
  Item (10) NASD continued:
  ------------------------------------------------------------------------------
  a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which a NASD member or person associated with a NASD member has a beneficial interest. You agree, if you have checked the NASD Affiliation box, to report this subscription in writing to the applicable NASD member within one day of payment therefor.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Item (11) Associates/Acting In Concert continued:
  If you checked the box in item #11 on the reverse side of this form, list below all other orders submitted by you or associates (as defined below) or by persons acting in concert with you (also defined below).
  ------------------------------------------------------------------------------
  Name(s) listed on other stock order forms             Number of shares ordered
  ---------------------------------------------------- -------------------------

  ---------------------------------------------------- -------------------------

  ---------------------------------------------------- -------------------------

  ---------------------------------------------------- -------------------------
  Associate - The term "associate" of a particular person means:
  ---------

 (1) a corporation or organization other than Gateway Community Financial, MHC, Gateway Community Financial Corp. or Gloucester County Federal Savings Bank or a majority owned subsidiary of Gateway Community Financial, MHC, Gateway Community Financial Corp. or Gloucester County Federal Savings Bank of which a person is a senior officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities of such corporation or organization;

 (2) a trust or other estate in which a person has a substantial beneficial interest or as to which a person serves as a trustee or a fiduciary; and

 (3) any person who is related by blood or marriage to such person and who lives in the same home as such person or who is a director or senior officer of Gateway Community Financial, MHC, Gateway Community Financial Corp. or Gloucester County Federal Savings Bank or any of their subsidiaries.

 (4) any person acting in concert with the persons or entities specified above.

  Acting in concert - The term "acting in concert" means:
  -----------------

 (1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement; or

 (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

 In general, a person who acts in concert with another party will also be deemed to be acting in concert with any person who is also acting in concert with that other party.

 We may presume that certain persons are acting in concert based upon various facts, among other things, joint account relationships and the fact that persons may have filed joint Schedules 13D or 13G with the Securities and Exchange Commission with respect to other companies.
--------------------------------------------------------------------------------
YOU  MUST  SIGN  THE  FOLLOWING   CERTIFICATION   IN  ORDER  TO  PURCHASE  STOCK
--------------------------------------------------------------------------------
                               CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY GATEWAY COMMUNITY FINANCIAL, MHC, GATEWAY COMMUNITY FINANCIAL CORP., GLOUCESTER COUNTY FEDERAL SAVINGS BANK, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.

If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call Robert Albanese, Regional Director of the Northeast Regional Office of the Office of Thrift Supervision at (201) 413-1000.

I further certify that, before purchasing the common stock, par value $0.10 per share, of Gateway Community Financial Corp. (the "Company"), the holding company for Gloucester County Federal Savings Bank, I received a prospectus of the Company dated Xxx, 2007 relating to such offer of common stock. The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the "Risk Factors" section beginning on page __, the risks involved in the investment in this common stock, including but not limited to the following:

                                  Risk Factors
                                  ------------

     1. In recent years our asset quality was poor and we charged off a significant amount of loans. If we experience additional loan losses going forward that exceed the amount we have reserved for loan losses, our earnings will be adversely affected.
     2. Our earnings do not compare favorably to our peer group and there is no assurance that our profitability will improve.
     3. We hope to improve the overall yield of our assets by increasing our commercial real estate and commercial loans, but (i) we may not be successful in that effort, (ii) that type of lending poses higher risks and (iii) we have had trouble with this type of lending in the past.
     4. We intend to increase our portions of our consumer lending portfolio on which we can earn higher yields, but such loans present higher risk.
     5. We realize income primarily from the difference between interest earned on loans and investments and interest paid on deposits and borrowings, and changes in interest rates may adversely affect our net interest rate spread and net interest margin, which could hurt our earnings.
     6. After this offering, our return on equity will be low. This could negatively impact the price of our stock.
     7. Strong competition within our market area may limit our growth and profitability.
     8. Our business is geographically concentrated in southern New Jersey, and a downturn in conditions in our market area could have an adverse impact on our profitability.
     9. Additional compensation and benefit expenses following the offering will negatively impact our profitability.
     10. New expenses that we will incur as a public company will affect our earnings.
     11. The implementation of stock-based benefit plans may dilute your ownership interest in Gateway Community Financial Corp.
     12. Provisions in our charter and bylaws limiting the rights of stockholders may deter potential takeovers and may reduce the trading price of our stock.
     13. Persons who purchase stock in the offering will own a minority of Gateway Community Financial Corp.'s common stock and will not be able to exercise voting control over most matters put to a vote of stockholders, including any proposal regarding the acquisition of Gateway Community Financial Corp.
     14.  Our stock price may decline when trading commences.
     15. We operate in a highly regulated environment and may be adversely affected by changes in laws and regulations.

  (By Executing this Certification Form the Investor is Not Waiving Any Rights
     Under the Federal Securities Laws, Including the Securities Act of 1933
                    and the Securities Exchange Act of 1934)
--------------------------------------------------------------------------------
Signature                  Date                 Signature                   Date

---------------------------------------------- ---------------------------------

Print Name                                      Print Name
---------------------------------------------- ---------------------------------
          THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK

Top of Stock Order Form

--------------------------------------------------------------------------------
       Stock order and certification forms will only be accepted at the stock information center and will not be accepted at any branch office.

       Your order must be physically received (not postmarked) by Gateway Community Financial Corp. no later than _:__ p.m., Eastern time, on ___day, June __, 2007

       Please  read  the  prospectus   carefully  before  making  an  investment
       decision.
--------------------------------------------------------------------------------
11

Gateway Community Financial Corp. [LOGO]
--------------------------------------------------------------------------------
                              Stock Ownership Guide
--------------------------------------------------------------------------------
Individual
Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.
--------------------------------------------------------------------------------
Joint Tenants
Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.
--------------------------------------------------------------------------------
Tenants in Common
Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.
--------------------------------------------------------------------------------
Uniform Transfers to Minors Act ("UTMA")
Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfers to Minors Act is "UTMA". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New Jersey Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NJ (use minor's social security number).
--------------------------------------------------------------------------------
Fiduciaries
Information provided with respect to stock to be held in a fiduciary capacity must contain the following:
     o The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.
     o The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.
     o A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.
     o The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.
     o    The  name  of the  maker,  donor  or  testator  and  the  name  of the beneficiary.
An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-93 for Susan Doe.
--------------------------------------------------------------------------------
                          Stock Order Form Instructions
--------------------------------------------------------------------------------
Items 1 and 2 - Number of Shares and Total Payment Due
Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10 per share. The minimum purchase in the subscription offering is $250 (25 shares) of common stock. As more fully described in the plan of stock issuance outlined in the prospectus, the maximum purchase in any category of the subscription offering is $150,000 (15,000 shares) of common stock, and the maximum purchase in the community offering (if held) by any person, is $150,000 (15,000 shares) of common stock. However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than $250,000 (25,000 shares) of common stock.
--------------------------------------------------------------------------------
Item 3 - Employee/Officer/Director Information
Check this box to indicate whether you are an employee, officer or director of Gloucester County Federal Savings Bank or a member of such person's immediate family living in the same household.
--------------------------------------------------------------------------------
Item 4 - Method of Payment by Check
If you pay for your stock by check, bank draft or money order, indicate the total amount in this box. Payment for shares may be made by check, bank draft or money order payable to Gateway Community Financial Corp. Payment in cash may be
            --------------------------------------------
made only if delivered in person. Your funds will earn interest at Gloucester County Federal Savings Bank's passbook rate of interest until the stock offering is completed.
--------------------------------------------------------------------------------
Item 5 - Method of Payment by Withdrawal
If you pay for your stock by a withdrawal from a deposit account at Gloucester County Federal Savings Bank, indicate the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. This form of payment may not be used if your account is an Individual Retirement Account.
--------------------------------------------------------------------------------
Item 6 - Purchaser Information
Subscription Offering
---------------------
     a. Check this box if you had a deposit account(s) totaling $50.00 or more on the close of business December 31, 2005 ("Eligible Account Holder").
     b. Check this box if you had a deposit account(s) totaling $50.00 or more on the close of business March 31, 2007 but are not an Eligible Account Holder ("Supplemental Eligible Account Holder").
Please list all account numbers and all names on accounts you had on these dates in order to insure proper identification of your purchase rights.
Note: Failure to list all your accounts may result in the loss of part or all of your subscription rights.
Community Offering
------------------
     c. Check this box if you are a community member (Indicate county of residence in item 9).
--------------------------------------------------------------------------------
Items 7 and 8 - Form of Stock Ownership, SS# or Tax ID#, Stock Registration and Mailing Address
Check  the box  that  applies  to your  requested  form of stock  ownership  and indicate your social security or tax ID number(s) in item 7. Complete the requested stock certificate registration, mailing address in item 8. The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide." Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights.
--------------------------------------------------------------------------------
Item 9 - Telephone Number(s) and County
Indicate your daytime and evening telephone number(s) and county. We may need to call you if we have any questions regarding your order or we cannot execute your order as given.
--------------------------------------------------------------------------------
Item 10 - NASD Affiliation
Check this box if you are a member of the NASD or if this item otherwise applies to you.
--------------------------------------------------------------------------------
Item 11 - Associates/Acting in Concert
Check this box if you or any associate or person acting in concert with you (as defined on the reverse side of the stock order form) has submitted another order for shares and complete the reverse side of the stock form.
--------------------------------------------------------------------------------
Item 12 - Acknowledgement
Sign and date the stock order form and certification form where indicated. Before you sign, review the stock order and certification form, including the acknowledgement. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.
--------------------------------------------------------------------------------
Your stock order form, properly completed, signed certification form and payment in full (or withdrawal authorization) at the subscription price must be physically received (not postmarked) by Gateway Community Financial Corp. no later than x:00 p.m., Eastern time, on Xxxxxx, June xx, 2007 or it will become void.

Delivery Instructions:
---------------------
You may deliver your stock order form by mail using the enclosed stock order return envelope or by overnight delivery to the stock information center address indicated on the front of the stock order form.

Hand  delivery of stock  order  forms may be made only to the stock  information
--------------
center located at 381 Egg Harbor Rd., Sewell, NJ. Stock order forms will not be accepted at any of our branch offices.

If you have any remaining questions, or if you would like assistance in completing your stock order form, you may call our stock information center at
(856) 269-9985, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.
       Gloucester County Federal Savings Bank o Stock Information Center
                    o 381 Egg Harbor Rd., Sewell, NJ. 08080
--------------------------------------------------------------------------------
12

Read This First

Office of Thrift Supervision Guidance for Accountholders

Your financial institution is in the process of selling stock to the public, in either a mutual-to-stock conversion or a stock issuance by a subsidiary of a mutual holding company. As an accountholder at this institution, you have certain priority subscription rights to purchase stock in the offering. These priority subscription rights are non-transferable. If you subscribe for stock, you will be asked to sign a statement that the purchase is for your own account, and that you have no agreement or understanding regarding the subsequent sale or transfer of any shares you receive.

On occasion, unscrupulous people attempt to persuade accountholders to transfer subscription rights, or to purchase shares in the offering based on the understanding that the shares will subsequently be transferred to others. Such arrangements violate federal regulations. If you participate in these schemes, you are breaking the law and may be subject to prosecution. If someone attempts to persuade you to participate in such a scheme, please contact the Office of Thrift Supervision (OTS) at (202) 906-6202. The OTS is very interested in ensuring that the prohibitions on transfer of subscription rights are not violated.

How will you know if you are being approached illegally? Typically, a fraudulent opportunist will approach you and offer to "loan" you money to purchase a significant amount of stock in the offering. In exchange for that "loan" you most likely will be asked either to transfer control of any stock purchased with that money to an account the other person controls, or sell the stock and give the majority of the profits to the other person. You may be told, untruthfully, that there is no risk to you, that the practice is common, and even if you are caught, that your legal expenses will be covered.

Below is a list of some key concepts that you should keep in mind when considering whether to participate in a mutual-to-stock conversion or stock issuance by a mutual holding company subsidiary. If you have questions, please contact the stock information center listed elsewhere in the literature you are receiving. Alternatively, you can contact us at: ombudsman@ots.treas.gov.
                                                 -----------------------

What Investors Need to Know

Key concepts for investors to bear in mind when considering whether to participate in a conversion offering, or a stock offering by a subsidiary of a mutual holding company, include the following:

     o Know the Rules -- By law, accountholders cannot sell or transfer their priority subscription rights, or the stock itself, prior to the completion of a financial institution's conversion. Moreover, accountholders cannot enter into agreements or arrangements to sell or transfer either their subscription rights or the underlying conversion stock.

     o "Neither a Borrower nor a Lender Be" -- If someone offers to lend you money so that you can participate -- or participate more fully -- in a conversion, be extremely wary. Be even more wary if the source of the money is someone you do not know. The loan agreement may make you unable to certify truthfully that you are the true holder of the subscription rights and the true purchaser of the stock and that you have no agreements regarding the sale or transfer of the stock.

     o Watch Out for Opportunists -- The opportunist may tell you that he or she is a lawyer -- or a consultant or a professional investor or some similarly impressive tale -- who has experience with similar mutual conversion transactions. The opportunist may go to extreme lengths to assure you that the arrangement you are entering into is legitimate. They might tell you that they have done scores of these transactions and that this is simply how they work. Or they might downplay the warnings or restrictions in the prospectus or order form, telling you that "everyone" enters into such agreements or that the deal they are offering is legitimate. They may also tell you that you have no risk in the transaction. The cold, hard truth is that these are lies, and if you participate, you are breaking the law.

     o Get the Facts from the Source -- If you have any questions about the securities offering, ask the savings bank or savings association for more information. If you have any doubts about a transaction proposed to you by someone else, ask the financial institution whether the proposed arrangement is proper. You may be able to find helpful resources on the institution's website or by visiting a branch office.

          The bottom line for investors is always to remember that if an opportunity sounds too good to be true, it probably is too good to be true.

                       [Gateway Community Financial Corp.]




_______________, 2007


Dear __________:

Gateway Community Financial Corp., the holding company for Gloucester County Federal Savings Bank, is offering common stock in a minority stock offering. We are raising capital to support Gloucester County Federal Savings Bank's future growth.

To learn more about the stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at ___:00
_._.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our stock offering, please call our stock information center at 856-269-9985, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.

Sincerely,


Robert C. Ahrens
President and Chief Executive Officer





The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This correspondence is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Stock Information Center)

                       [Gateway Community Financial Corp.]




_______________, 2007


Dear Subscriber:

We hereby acknowledge receipt of your order for shares of Gateway Community Financial Corp. common stock.

At this time, we cannot confirm the number of shares of Gateway Community Financial Corp. common stock that will be issued to you. Following completion of the stock offering, shares will be allocated in accordance with the plan of stock issuance.

If you have any questions, please call our stock information center at 856-269-9985.



Gateway Community Financial Corp.
Stock Information Center
















The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Information Center)

                       [Gateway Community Financial Corp.]




_______________, 2007


Dear Shareholder:

Our subscription offering has been completed and we are pleased to confirm your subscription for shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on ______ __, 2007; this is your stock purchase date. Trading will commence on the Nasdaq Global Market under the symbol "GCFC" on ________ __, 2007.

Thank you for supporting our offering. We appreciate your confidence in Gateway Community Financial Corp. Your stock certificate will be mailed to you shortly.



Gateway Community Financial Corp.
Stock Information Center














The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Information Center)

                       [Gateway Community Financial Corp.]




_______________, 2007


Dear Interested Investor:

We recently completed our subscription offering. Unfortunately, due to the response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, Other Members, or community friends. If your subscription was paid for by check, a refund of any balance due to you with interest will be mailed promptly.

We appreciate your interest in Gateway Community Financial Corp. and hope you become an owner of our stock in the future. The stock has been approved for trading on the Nasdaq Global Market under the symbol "GCFC".



Gateway Community Financial Corp.
Stock Information Center
















The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Information Center)

                       [Gateway Community Financial Corp.]




_______________, 2007


Welcome Shareholder:

We are pleased to enclose your stock certificate representing your shares of common stock of Gateway Community Financial Corp. Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

                         Registrar and Transfer Company
                          Investor Relations Department
                                 10 Commerce Dr
                               Cranford, NJ 07016
                                1 (800) 368-5948
                              email: info@rtco.com

Please remember that your certificate is a negotiable security that should be stored in a secure place, such as a safe deposit box, or deposited into your brokerage account.

On behalf of the Board of Directors, officers and employees of Gateway Community Financial Corp., thank you for your confidence and willingness to share in the future of our organization.

Sincerely,



Robert C. Ahrens
President and Chief Executive Officer





The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Information Center)

                       [Gateway Community Financial Corp.]




_______________, 2007


Dear Interested Subscriber:

We regret to inform you that Gloucester County Federal Savings Bank, Gateway Community Financial, MHC and Gateway Community Financial Corp., the holding company for Gloucester County Federal Savings Bank, did not accept your order for shares of Gateway Community Financial Corp. common stock in its community offering. This action is in accordance with our plan of stock issuance, which gives Gloucester County Federal Savings Bank, Gateway Community Financial Corp. and Gateway Community Financial, MHC the absolute right to reject the order of any person, in whole or in part, in the community offering.

If your subscription was paid for by check, enclosed is your original check.



Gateway Community Financial Corp.
Stock Information Center
















The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock Information Center)

                       [Sandler O'Neill & Partners, L. P.]




_______________, 2007


To Our Friends:

We are enclosing material in connection with the stock offering by Gateway Community Financial Corp., the holding company for Gloucester County Federal Savings Bank. Gateway Community Financial Corp. is raising capital to support Gloucester County Federal Savings Bank's future growth.

Sandler O'Neill & Partners, L.P. is acting as financial and marketing advisor in connection with the subscription offering, which will conclude at x:00 p.m., Eastern time, on June xx, 2007. In the event that all the stock is not sold in the subscription and community offering, Sandler O'Neill may form and manage a syndicated community offering to sell the remaining stock.

Members of the general public are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.



Sandler O'Neill & Partners, L.P.










The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Gloucester County Federal Savings Bank, Gateway Community Financial Corp., Gateway Community Financial, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This correspondence is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Sandler O'Neill)

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